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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2014

STR Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-34529 (Commission File Number)	27-1023344 (IRS Employer Identification No.)

18 Craftsman Road East Windsor, Connecticut (Address of principal executive offices)	06088 (Zip Code)

Registrant's telephone number, including area code: (860) 758-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On March 7, 2014, STR Holdings, Inc. (the "Company") issued a press release announcing the final results of its modified "Dutch auction" tender offer, pursuant to which it will acquire 15,611,958 shares of its common stock at a price of $1.54 per share, for an aggregate cost of $24,042,415.32, excluding fees and expenses relating to the Offer. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

        (d)   Exhibits

Exhibit No.	Description
99.1	Press Release entitled "STR Announces Final Results of its Tender Offer" issued by the Company on March 7, 2014.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR HOLDINGS, INC.
Date: March 7, 2014	By:	/s/ ALAN N. FORMAN Alan N. Forman Senior Vice President and General Counsel

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release entitled "STR Announces Final Results of its Tender Offer" issued by the Company on March 7, 2014.

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX